SUBMANAGEMENT AGREEMENT


         THIS SUBMANAGEMENT AGREEMENT ("Agreement") is dated as of March 12, 1998, by and between SHADY GROVE FERTILITY CENTERS, INC., a Maryland corporation with a principal place of business at 16220 Frederick Road, Suite 502, Gaithersburg, Maryland 20877 ("Manager") and INTEGRAMED AMERICA, INC., a Delaware corporation with a principal place of business at One Manhattanville Road, Purchase, New York 10577 ("Submanager").

                                WITNESSETH THAT:

         WHEREAS, Manager and Levy, Sagoskin & Stillman, M.D., P.C., a Maryland professional corporation ("PC") have entered into a certain Management Agreement (the "Management Agreement") dated as of the date hereof and attached hereto as Exhibit A, whereby PC has retained the services of Manager to perform management and administrative functions, on its behalf, relating to its medical practice and the provision of Infertility Services, as such term is defined in the Management Agreement; and

         WHEREAS, pursuant to the Management Agreement, the Manager will be responsible for provision of all management obligations as set forth in the Management Agreement, and

         WHEREAS, Submanager is engaged in the business of furnishing management services to medical practices specializing in the provision of Infertility Services; and

         WHEREAS, Manager desires to obtain the services of Submanager to perform certain of its duties as contained in the Management Agreement (the "Submanagement Services"); and

         WHEREAS, Submanager has offered to provide the Submanagement Services to Manager on the basis, terms and conditions set forth in this Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Management Agreement.

         NOW, THEREFORE, in consideration of the foregoing and of the full and faithful performance of all the terms, conditions, and obligations herein contained, and intending to be legally bound hereby, Manager and Submanager agree as follows:

         1. TERM. Unless otherwise terminated as provided herein, the term of this Agreement shall be for five (5) years (hereinafter called the "Term") commencing on March __, 1998 (the "Commencement Date") and ending on March __, 2003.

         2. MANAGEMENT FEES. Manager shall pay Submanager a monthly management fee during the Term (hereinafter called the "Management Fee") equal to the




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sum of (a)  the  Cost of  Services  (as  defined  in the  Management  Agreement)
thatSubmanager incurs on Manager's behalf, (b) the Base Management Fee (as defined in the Management Agreement) paid by PC to Manager under the Management Agreement, plus (c) ninety percent (90%) of the Additional Management Fee (as defined in the Management Agreement) paid by PC to Manager under the Management Agreement. Such Management Fee shall be paid without set-off or deduction within three (3) business days after Manager receives its Compensation from PC under the terms of the Management Agreement.

         3. SERVICES TO BE PROVIDED. The Submanager shall provide such services to be provided by the Manager under the Management Agreement as requested by the Manager. In providing its services under this Agreement, Submanager shall be subject to all the terms covenants and conditions in the Management Agreement. The termination of the Management Agreement for any reason whatsoever shall cause an automatic and contemporaneous termination of this Submanagement Agreement. Manager represents and warrants that as of the Commencement Date it is not in default of any provisions of the Management Agreement.

         In case of any breach or default of this Submanagement Agreement by Submanager, Manager shall have the same rights against Submanager as would be available to PC against Manager under the Management Agreement if such breach were by Manager thereunder. Submanager will duly and faithfully observe all the terms and restrictions and perform all the obligations imposed upon Manager under the Management Agreement.

         Submanager shall not do or permit anything to be done which would cause the Management Agreement to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in PC under the Management Agreement.

         Submanager shall keep and maintain all insurance required of Manager pursuant to the Management Agreement, on the terms and as provided in the Management Agreement, naming Manager and PC as additional insureds.

         4.       INDEMNIFICATION.

                  4.1. Manager does hereby indemnify and hold harmless Submanager from and against any loss, cost, claim, damage, liability or expense, including reasonable attorneys' fees which Submanager may suffer, incur, or expend arising out of any failure on the part of Manager to perform fully any of its obligations hereunder.

                  4.2.  Submanager  does  hereby  indemnify  and  hold  harmless
Manager from and against any loss, cost, claim, damage, liability or expense, including reasonable attorneys' fees, which Manager may suffer, incur, or expend arising out of any failure on the part of Submanager to perform fully any of its obligations hereunder.





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         5. NOTICES.  In every instance in which notice is required or permitted to be given hereunder, such notice shall be in writing and personally delivered or sent by overnight courier service for next day delivery, or by certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to Manager:   Shady Grove Fertility Centers, Inc.
                          16220 Frederick Road
                          Suite 502
                          Gaithersburg, Maryland 20877
                          Attention: President

      If to Submanager:   INTEGRAMED AMERICA, INC.
                          One Manhattanville Road
                          Purchase, New York 10577
                          Attention: Gerardo Canet, President

         All notices sent by mail, as described above, shall be deemed given the second regular business day after the same are posted. Notices personally delivered or sent by overnight mail courier service shall be deemed given on the day received. Either party may change the address to which notices to it are to be sent by providing written notice of such new address to the other party, as described above.

         6.       MISCELLANEOUS.

                  6.1. This Agreement may not amended except by a written instrument signed and delivered by the parties hereto.

                  6.2. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof, and all other agreements relating to the subject matter hereof are hereby superseded.

                  6.3. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

                  6.4. Nothing contained in this Agreement shall be construed to create a joint venture, partnership, association, employer-employee or other affiliation or like relationship between the parties.





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         IN WITNESS WHEREOF,  the parties hereto have caused this  Submanagement
Agreement to be properly executed, under seal, as of the day and year first above written.

WITNESS:                             Manager:

                                     SHADY GROVE FERTILITY CENTERS, INC.



_________________________   By:/s/Gerardo Canet                           (SEAL)
                               -------------------------------------------------
                                Name:  Gerardo Canet
                                Title:  President


WITNESS:                        SUBMANAGER:

                                INTEGRAMED AMERICA, INC.



_________________________   By:/s/Gerardo Canet                           (SEAL)
                               -------------------------------------------------
                               Name:  Gerardo Canet
                               Title:  President



                                                   CONSENT OF PC


         PC, in its capacity as the provider of the Infertility Services and in accordance with its interests in the Management Agreement, executes this Submanagement Agreement to evidence its consent to the provisions herein set forth.

WITNESS:                       PC:

                               LEVY, SAGOSKIN & STILLMAN, M.D., P.C.



_________________________      By:/s/Michael J. Levy                      (SEAL)
                                  ----------------------------------------------
                                  Name:  Michael J. Levy, M.D.
                                  Title:  President






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                         CONSENT OF MINORITY STOCKHOLDER


         Robert J. Stillman, M.D., in his capacity as a minority stockholder of Manager, executes this Submanagement Agreement to evidence his consent to the provisions herein set forth and the engagement of the services of Submanager and the payment of all fees to Submanager in connection herewith. By consenting to this Submanagement Agreement, Robert J. Stillman, M.D. does hereby waive any right to object, under any applicable law, corporate or otherwise, to the engagement of Submanager as provided herewith and the payment to Submanager of the Management Fee.

WITNESS:


_________________________            /s/Robert J. Stillman                (SEAL)
                                     -------------------------------------------
                                     Robert J. Stillman, M.D.